UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 12, 2015

FEDERAL HOME LOAN BANK OF DES MOINES

(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-51999	42-6000149
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Skywalk Level, 801 Walnut Street Suite 200, Des Moines, Iowa	50309
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (515) 281-1000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On January 12, 2015, the Federal Home Loan Bank of Seattle and the Federal Home Loan Bank of Des Moines (the “Des Moines Bank”) sent a Joint Merger Disclosure Statement (the “Disclosure Statement”) to eligible voting members relating to a member vote to ratify the Agreement and Plan of Merger, dated September 25, 2014, relating to the proposed merger between the two banks. A copy of the Disclosure Statement (including certain annexes thereto) and certain related material sent by the Des Moines Bank to eligible voting members (“Related Material”) are attached hereto as Exhibits 99.1 and 99.2 and are incorporated herein by reference.

A copy of the letter sent to members of the Des Moines Bank, dated January 12, 2015, regarding the matters described in this Item 7.01 of this Form 8-K is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

As provided in General Instruction B.2 of Form 8-K, the information in this Item 7.01 and Exhibits 99.1, 99.2, and 99.3 incorporated herein shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), as amended, or otherwise subject to the liability of that section, and shall not be incorporated by reference into any document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Joint Merger Disclosure Statement (and certain Annexes thereto), dated January 12, 2015

99.2	Related Material, dated January 12, 2015

99.3	Member Letter, dated January 12, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Des Moines

January 12, 2015	By:	/s/ Richard S. Swanson
	Name:	Richard S. Swanson
	Title:	President and Chief Executive Officer

Exhibit Index

Exhibit No.	Name

99.1	Joint Merger Disclosure Statement (and certain Annexes thereto), dated January 12, 2015

99.2	Related Material, dated January 12, 2015

99.3	Member Letter, dated January 12, 2015